UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2023

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 43rd Street Suite 110 Pittsburgh, Pennsylvania	15201
(Address of Principal Executive Offices)	(Zip Code)

(412) 432-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Predictive Oncology Inc. (the “Company”) held its Annual Meeting of Stockholders on December 28, 2023 (the “Annual Meeting”). There were 4,063,081 shares of common stock outstanding and entitled to vote as of November 14, 2023, the record date for the Annual Meeting. The results of the matters submitted to a vote of the stockholders at the Annual Meeting are set forth below.

1.	Election of three Class II director nominees.

The Company’s stockholders elected Gregory St. Clair, Sr., Nancy Chung-Welch, Ph.D. and Matthew J. Hawryluk, Ph.D. as Class II directors, each to serve for a three-year term that expires at the annual meeting of stockholders held in 2026 or until such director’s successor has been duly elected or appointed and qualified, or until their earlier resignation or removal, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Gregory St. Clair, Sr.	611,841	270,143	1,023,553
Nancy Chung-Welch, Ph.D.	599,750	282,234	1,023,553
Matthew J. Hawryluk, Ph.D.	673,106	208,877	1,023,553

2.	Ratification of the appointment of BDO USA, P.C. to serve as the Company’s independent registered public accounting firm.

The Company’s stockholders ratified the appointment of BDO USA, P.C. as the Company’s independent auditor for 2023. The voting results were as follows:

For	Against	Abstain
1,628,338	265,740	11,459

3.	Proposal to approve the 2023 Equity Incentive Plan.

The Company’s stockholders did not approve the 2023 Equity Incentive Plane. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
432,129	435,447	14,408	1,023,553

4.	Proposal to approve a non-binding advisory resolution on the compensation of the Company’s named executive officers.

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
479,340	387,855	14,789	1,023,553

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREDICTIVE ONCOLOGY inc.

Date: January 4, 2024	By:	/s/ Josh Blacher
Name: Josh Blacher
Title: Interim Chief Financial Officer